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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A
                                (AMENDMENT NO. 1)
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 12, 1999


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                    CAPSTAR RADIO BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)


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           DELAWARE                                33-92732                             13-3034720
        (State or other                    (Commission File Number)                  (I.R.S. Employer
jurisdiction of incorporation)                                                    Identification Number)
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

       600 CONGRESS AVE.
          SUITE 1400                                                                      78701
         AUSTIN, TEXAS                                                                  (Zip code)
     (Address of principal
      executive offices)
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

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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         The registrant, Capstar Radio Broadcasting Partners, Inc. ("Capstar
Radio"), hereby amends its Current Report on Form 8-K filed October 13, 1999 as set forth herein.

ITEM 5. OTHER EVENTS.

         In a press release dated October 25, 1999, a copy of which is incorporated herein as Exhibit 99.2, Capstar Communications, Inc. ("the Company"), an indirect subsidiary of Capstar Radio, announced that it had extended the expiration date on its solicitation of consents to amend certain provisions of the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of the Company's 12 5/8% Series E Cumulative Exchangeable Preferred Stock due October 31, 2006 (the "Preferred Stock"), as well as the form of indenture which governs the 12 5/8% Senior Subordinated Exchange Debentures due 2006 of the Company into which the Preferred Stock is convertible.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --        Press release, dated October 12, 1999.(1)
         99.2     --        Press release, dated October 25, 1999.(2)

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(1)      Incorporated by reference to the identically numbered exhibit on the
         Form 8-K of Capstar Communications, Inc., filed October 12, 1999.

(2) Incorporated by reference to the identically numbered exhibit on the Form 8-K of Capstar Communications, Inc., filed October 28, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CAPSTAR RADIO BROADCASTING PARTNERS, INC.
                                   (Registrant)



                                   By: /s/ W. SCHUYLER HANSEN
                                       ----------------------------------------
                                             W. Schuyler Hansen
                                             Senior Vice President and Chief
                                             Accounting Officer


Date:    October 28, 1999